                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2008

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                      1-33476                 56-2480744
      -------------                      -------                 ----------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS;
            -------------------------------------------------
            CHANGE IN FISCAL YEAR.
            ----------------------


      (a) On March 28, 2008, the Board of Directors of Beneficial Mutual Bancorp, Inc. (the "Company") amended Article III, Section 2 of the Company's Bylaws to decrease the number of Company directors from seventeen (17) to thirteen (13). A copy of the Company's Bylaws, as amended, is attached hereto as
Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

       (d)    Exhibits

              Number       Description
              ------       -----------

              3.2          Bylaws of Beneficial Mutual Bancorp, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BENEFICIAL MUTUAL BANCORP, INC.


Date:  March 31, 2008               By: /s/ Joseph F. Conners
                                        --------------------------------------
                                        Joseph F. Conners
                                        Executive Vice President and
                                        Chief Financial Officer